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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004 and No. 33-58657 of Quiksilver, Inc. on
Form S-8 of our report, dated December 22, 1995, appearing in this Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 1995.

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 24, 1996